SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                               September 25, 1997
                Date of Report (Date of Earliest Event Reported)


Headlands Mortgage Securities Inc. (as Sponsor under a Pooling and Servicing Agreement dated as of April 1, 1997 providing for the issuance of the Mortgage Pass-Through Certificates, Series 1997-2)


                       HEADLANDS MORTGAGE SECURITIES INC.
             (Exact Name of Registrant as Specified in Its Charter)



       Delaware                    333-16679-2                    68-0397342
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
   of Incorporation)                                         Identification No.)

           700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
                    (Address of Principal Executive Offices)



                                 (415) 461-6790
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           OTHER EVENTS

Headlands          Mortgage  Securities  Inc.  (the  "Company")  has  previously registered  the offer and sale of its  Mortgage  Pass-Through
                   Certificates, Series 1997-2 (the "Certificates").

                   The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 7(c).        Exhibits

                  10.1 Monthly Payment Date Statement distributed to
                       Certificateholders, dated September 25, 1997.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    October 7, 1997



                                 HEADLANDS MORTGAGE
                                 SECURITIES INC.



                                 By:  /s/ Gilbert J. MacQuarrie
                                      Gilbert J. MacQuarrie
                                      Vice President, Treasurer and Secretary
                                      (Principal Financial Officer and
                                      and Principal Accounting Officer)




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                                  EXHIBIT INDEX


Exhibit Number                                                       Page Number

10.1 Monthly Payment Date Statement distributed to
     Certificateholders, dated September 25, 1997...........................5